43rd Annual J.P. Morgan Healthcare Conference Bob Ragusa, CEO January 2025 CONFIDENTIAL & PROPRIETARY 1

This presentation contains forward-looking statements. In some cases, you can identify these statements by forward-looking words such as “aim,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “should,” “would,” or “will,” the negative of these terms, and other comparable terminology. These forward-looking statements, which are subject to risks, uncertainties, and assumptions about us, may include expectations and projections of our future financial performance, future tests or products, technology, clinical studies, regulatory compliance, potential market opportunity, anticipated growth strategies, restructuring costs, sufficiency of cash on hand to finance our business, cost savings, budgets and strategies, restructuring and stock-based compensation costs, impact of the restructuring on our operations and growth and anticipated trends in our business. These statements are only predictions based on our current expectations and projections about future events and trends. There are important factors that could cause our actual results, level of activity, performance, or achievements to differ materially and adversely from those expressed or implied by the forward-looking statements, including those factors and numerous associated risks discussed under the section entitled “Risk Factors” in our Quarterly Report on Form 10-Q for the period ended September 30, 2024 (the “Form 10-Q”). Moreover, we operate in a dynamic and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results, level of activity, performance, or achievements to differ materially and adversely from those contained in any forward-looking statements we may make. Forward-looking statements relate to the future and, accordingly, are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict and many of which are outside of our control. Although we believe the expectations and projections expressed or implied by the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance, or achievements. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Except to the extent required by law, we undertake no obligation to update any of these forward-looking statements after the date of this presentation to conform our prior statements to actual results or revised expectations or to reflect new information or the occurrence of unanticipated events. This presentation also contains preliminary select financial results which are unaudited and subject to change. We will report our final and complete fourth quarter and full-year 2024 financial results in February 2025. The Company has not completed its financial closing procedures for the quarter or year ended December 31, 2024, and its actual results could be materially different from these preliminary financial results. CONFIDENTIAL & PROPRIETARY 2

GRAIL highlights

Focused on detecting cancer early, when it can be cured[1]

- Current recommended screening is limited, and most asymptomatic deadly cancers are found too late
- Multi-cancer early detection (MCED) is the solution for effective population screening

Uniquely suited to address one of the most meaningful opportunities in healthcare

- Galleri® was designed for population scale screening
- Expansive evidence program setting the standard for MCED development
- Targeting completion of modular PMA submission in 1H 2026

Leader in expansive global market

- >290,000 commercial Galleri tests sold through year end 2024
- Galleri is routinely detecting asymptomatic deadly cancers in clinical practice today
- Expanding commercial Galleri adoption in US, with large global opportunity
- Prepared for commercial scale with recent launch of new Galleri version

[1] If cancer is detected early, it is more amenable to curative treatment. Cancer treatment is based on the stage of the cancer. Sometimes, treatment is meant to cure the cancer. Other times, the goal is to stop the cancer from spreading further (CDC, https://www.cdc.gov/cancer/survivors/patients/treatments.htm).

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Cancers are often found too late

~70%

Of cancer deaths result from cancers without recommended screening[1]

86%

Of cancers are not found through recommended screening[2]

~4x

Survival rate when diagnosed **EARLY**[3]

[1] Among individuals 50-79 years old. Assumes screening is available for all prostate, breast, cervical, and colorectal cancer cases and 43% of lung cancer cases (based on estimated proportion of lung cancers that occur in screen-eligible individuals older than 40 years). Estimated deaths per year in 2021 from American Cancer Society Cancer Facts and Figures 2021. Available at: http://www.cancer.org/content/dam/cancer-org/research/cancer-facts-and-statistics/annual-cancer-facts-and-figures/2021/cancer-facts-and-figures-2021.pdf. Data on file GA-2021-0065. [2] NORC at the University of Chicago. Based on five year survival rate. [3] Data on file from Surveillance, Epidemiology, and End Results (SEER) 18 Regs Research Data, Nov 2023 Submission. Includes persons aged 50 – 79. Estimated deaths per year in 2020 from American Cancer Society Cancer Facts and Figures 2020. Available at: www.cancer.org/content/dam/cancer-org/research/cancer-facts-and-statistics/annual-cancer-facts-and-figures/2020/cancer-facts-and-figures-2020.pdf.

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Galleri®: Clinically-validated, commercially-available MCED test[1]

- Simple blood test
- Very low false positive rate
- Predicts cancer signal origin
- Identifies aggressive cancers


Galleri
Multi-cancer
early detection test
GRAIL

[1] We believe that the results of our large CCGA clinical study provides clinical validation for Galleri. Klein, et al, Clinical Validation of a targeted methylation-based multi-cancer early detection test using an independent validation set, Annals of Oncology 2021. Galleri was further tested in our PATHFINDER implementation study. Schrag, et al. Blood-based tests for multicancer early detection (PATHFINDER): a prospective cohort study, The Lancet 2023.

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PATHFINDER results: Galleri *more than doubled* the number of cancers identified when added to standard of care screening

Impact with Galleri

>2x
Cancers identified

~1 of 2
Galleri-detected new cancers were early stage[1]

~7 of 10
Galleri-detected cancers have no routine screening

No serious adverse events



Galleri performance

43%
Positive predictive value (PPV)

PPVs for: FIT **1.2%**, LDCT **3.8%**, mammography **4.4%** [2,3,4]

88%
Localization accuracy

Galleri performance data: Schrag, et al. PATHFINDER: A prospective study of a multi-cancer early detection blood test. ESMO 2022.
Localization: cancer signal of origin prediction accuracy of first or second predicted classifications in true positive population.
[1] Proportion of MCED-detected new cancers without USPSTF-recommended (standard of care) cancer screening identified in stage 1 or 2. [2] Pickhardt, P.J. Emerging stool-based and blood-based non-invasive DNA tests for colorectal cancer screening: the importance of cancer prevention in addition tocancer detection. Abdom Radiol 41, 1441–1444 (2016). [3] N Engl J Med. 2013 May 23;368(21): 1980–1991. [4] USPSTF. 2016. Lehman, et al. Radiology. 2017;283(1):49-58.
FIT: fecal immunochemical test. LDCT: low dose computed tomography.

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Galleri performance has replicated across studies

44%

PPV (modeled) at 99.5% specificity in case-controlled study CCGA[1]

43%

PPV (observed) at 99.5% specificity in implementation study PATHFINDER[2]

New version enables scalability along with CSO enhancements

Launched December 2024

[1] Klein, et al, Clinical Validation of a targeted methylation-based multi-cancer early detection test using an independent validation set, Annals of Oncology 2021. CCGA study. Galleri was further tested in our PATHFINDER implementation study. [2] Schrag, et al. Blood-based tests for multicancer early detection (PATHFINDER): a prospective cohort study, The Lancet 2023.
CSO: cancer signal of origin.

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The global addressable market is significant

#2
Cause of death globally, **10M annually**[1,2]

19M
Annual new cases globally

$25T
Estimated global economic cost of cancer care 2020-2050[3]



>100M
US screening population

>300M
Total addressable in US, EU, UK and Japan

[1] WHO, All Cancers Fact Sheet 2020. [2] ACS, Cancer Statistics 2022, https://doi.org/10.3322/caac.21708. [3] JAMA Oncol. 2023;9(4):465-472. doi:10.1001/jamaoncol.2022.7826.
Estimated screening populations represent adult population between 50–79 years of age. US Census and international government statistics. Includes certain developed countries worldwide.

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CONF IDE NTIAL & PRO PR IETAR Y 9 1 As of December 31, 2024. 2 As of December 31, 2024. Repeat volume as percentage of total Galleri volume since launch. 2021 2022 2023 2024 Galleri tests sold ~11k ~49k ~94k ~137k • FY24 commercial tests sold: 137K • Ordering providers1: >13k • Repeat orders2: >20% Robust Galleri adoption and strong partnerships

EXAMPLES OF CONFIRMED EARLY-STAGE CANCERS CONF IDE NTIAL & PRO PR IETAR Y 10 Endometrial Esophageal Gastrointestinal stromal tumor Head + neck Pancreas Rectal Prostate Liver Stage 1 Stage 2 Gallbladder Data based on confirmed cancers through June 2023; Healthcare provider-defined end to the diagnostic evaluation, stage 1 or 2. Cases of early-stage Leukemia, Lymphoma and Myeloma were also confirmed. Anus Colon Lung Breast I just want to encourage others to get tested even when you're feeling fine. That's the best time -- the best time -- to do something like this. … If I had waited another two to three months, when my throat started to hurt, the doctors have told me we'd be having a much different conversation. Tad Carper, SVP Dallas Cowboys & Galleri patient December 2024, WFAA-TV Dallas Commercial use of Galleri is finding early cancers

CONF IDE NTIAL & PRO PR IETAR Y 11 FY 2024 Revenue • $124 - 126M total revenue • $107 - 110M US Galleri revenue 2025 U.S. Galleri sales 20-30% growth Cash balance • $767M as of December 31, 20241 • Runway into 2028 Projected cash burn 2025 <$320M Financial profile 1 Cash, cash equivalents, and short-term marketable securities.

Significant investments provide market lead

Scalable lab operations

~170,000 sf CAP-accredited, CLIA-certified lab facilities

Sufficient capacity to support multiple years of growth

Leading clinical program

Technology developed through comprehensive head-to-head discovery study

Unprecedented clinical program includes ~385,000 participants

Demonstrated execution

>600,000 clinical and commercial tests through our labs

>300 publications and presentations

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Clinical program size includes participants enrolled and to be enrolled across studies.
Tests through labs and cumulative publications as of December 31, 2024. Publications include manuscripts and presentations.

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CONF IDE NTIAL & PRO PR IETAR Y 13 Our vision: Population-scale multi-cancer early detection Laying the groundwork today to intercept the opportunity

CONF IDE NTIAL & PRO PR IETAR Y 14 2024 Separation from Illumina (June) Corporate re-structuring (August) • Seek FDA approval of Galleri • Pursue CMS coverage and broad commercial reimbursement for Galleri Strategic priorities Completed study visits for registrational studies PATHFINDER 2 and NHS-Galleri (July) Began transition to new version of Galleri (December) Focused on strategic priorities & cost management • Registrational trial data (PATHFINDER 2 and NHS) • Completion of modular PMA submission to FDA Upcoming catalysts

Detect cancer early, when it can be cured. CONFIDENTIAL & PROPRIETARY 15